UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRINQ	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on July 1, 2025, Marin Software Incorporated (the “Company”) filed a voluntary petition for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and commenced a chapter 11 case for the Company (the “Chapter 11 Case”). Subsequently, on July 30, 2025, the Company filed with the Bankruptcy Court the First Amended Combined Disclosure Statement and Plan of Reorganization of Marin Software Incorporated Under Chapter 11 of the Bankruptcy Code, Docket No. 89, and on August 25, 2025, the Company filed with the Bankruptcy Court the Second Amended Combined Disclosure Statement and Plan of Reorganization of Marin Software Incorporated Under Chapter 11 of the Bankruptcy Code, Docket No. 111 (as further supplemented, the “Plan”). The Chapter 11 Case is styled as In re Marin Software Incorporated.

Additional information regarding the Chapter 11 Case is available at www.donlinrecano.com/mrin. For copies of motions and orders filed with the Bankruptcy Court and other documents related to the court supervised process, including the Plan, please visit www.donlinrecano.com/mrin. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be incorporated by reference.

Item 1.02 Termination of Material Definitive Agreement.

The disclosure under the heading “Cancellation of Existing Securities; Securities to be Issued Under the Plan” contained in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership.

Confirmation of Plan of Reorganization

On August 29, 2025, the Bankruptcy Court entered an order, Docket No. 121 (the “Confirmation Order”), confirming the Plan. The Plan provides that upon satisfaction or waiver of the conditions precedent to the effectiveness of the Plan, the Company may effect the transactions contemplated by the Plan and emerge from Chapter 11 protection. The Confirmation Order and the Second Amended Combined Disclosure Statement and Plan of Reorganization of Marin Software Incorporated Under Chapter 11 of the Bankruptcy Code are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

On September 5, 2025, the Company filed a Notice of Effective Date with the Bankruptcy Court and the Plan became effective on September 5, 2025 (the “Effective Date”) in accordance with its terms.

Material Features of the Plan

Below is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order.

Cancellation of Existing Securities; Securities to be Issued Under the Plan

The Plan implements the reorganization of the Company, with it emerging from bankruptcy and continuing to operate as the Reorganized Debtor. As of the Effective Date, YYYYY, LLC (“5Y” or the “DIP Lender”) converted 100% of the Allowed DIP Facility Claim into shares of the Reorganized Debtor New Equity, for 600 shares, and Kaxxa Holdings, Inc. (“Kaxxa” or the “Plan Sponsor”) acquired 400 shares of the Reorganized Debtor New Equity, for a total of 1,000 shares of Reorganized Debtor New Equity. On or after the Effective Date, the Plan Administrator will make distributions in accordance with the Plan using the Plan Consideration, any Available Cash and the proceeds of Excluded Assets. Based upon the Company’s current estimates, the Company anticipates that there will be sufficient Plan Consideration, Available Cash and proceeds of Excluded Assets to provide full cash recoveries to all Holders of Allowed Claims and a distribution to holders of Equity Interests on a Pro Rata basis.

As of the Effective Date, and in accordance with the Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards, including stock options and restricted stock units, granted under the Company’s equity incentive plans) and all other options, warrants and rights to acquire common stock, and one outstanding share of Series A Preferred Stock, have been cancelled and discharged, and holders of such equity interests are anticipated to receive a distribution on a Pro Rata basis on account thereof, following the anticipated provision of full recoveries to all Holders of Allowed Claims.

After giving effect to the Effective Date transactions, as noted above, the Company has 1,000 shares of the Reorganized Debtor New Equity issued and outstanding.

Certain Other Information

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the monthly operating report filed by the Company with the Bankruptcy Court for the period beginning July 1, 2025 and ended July 31, 2025, which was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2025.

Item 3.02 Unregistered Sales of Equity Securities.

On the Effective Date, the Company issued the Reorganized Debtor New Equity to 5Y and Kaxxa pursuant to the terms and conditions set forth in the Plan, and in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, and/or as provided by Section 1145 of the Bankruptcy Code, as applicable.

Item 3.03 Material Modifications to the Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosure under Item 1.03, 3.02 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Plan and effective as of the Effective Date, the existing directors and officers of the Company are deemed to have resigned from their positions as directors and officers of the Company.

Item 8.01 Other Events.

Deregistration of Securities

On August 29, 2025, in conjunction with the proposed cancellation of all of its outstanding shares of common stock, the Company filed post-effective amendments to each of its Registration Statements on Form S-3 and Form S-8 and intends to promptly file a Form 15 with the SEC to deregister its securities under Section 12(g) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and suspend its reporting obligations under the Exchange Act.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. These forward-looking statements are within the meaning of Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, process and potential outcomes of the Company’s Chapter 11 Case and and/or statements preceded by, followed by or that include the words “shall”, “will”, “intends,” “expects,” “estimates,” “plans,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, there can be no assurance that its expectations will be achieved. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances, or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
2.1	Confirmation Order, dated August 29, 2025.
2.2	Second Amended Combined Disclosure Statement and Plan of Reorganization, dated August 25, 2025 (incorporated as Exhibit A to the Confirmation Order filed as Exhibit 2.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: September 5, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer